UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 8, 2013

SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	1-33784 (Commission File Number)	20-8084793 (I.R.S. Employer Identification No.)

123 Robert S. Kerr Avenue Oklahoma City, Oklahoma (Address of Principal Executive Offices)	73102 (Zip Code)

Registrant's Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events
On February 26, 2013, SandRidge Exploration and Production, LLC (“SandRidge E&P”), a wholly-owned subsidiary of SandRidge Energy, Inc. (“SandRidge”), and Sheridan Holding Company II, LLC (“Sheridan”) closed the transaction pursuant to which Sheridan acquired SandRidge E&P's assets in the Permian Basin, other than those assets associated with SandRidge Permian Trust, (the “Permian Properties”) for $2.6 billion in cash, subject to post-closing adjustments. The effective date of the transaction is January 1, 2013.

SandRidge is filing this Current Report on Form 8-K to give effect to the sale of the Permian Properties and the redemption of its 9.875% Senior Notes due 2016 and 8.0% Senior Notes due 2018 (the “Senior Notes Redemption”). SandRidge's historical results have also been adjusted to give effect to (i) its acquisition of oil and natural gas properties from Hunt Oil Company, Hunt Chieftain Development, L.P., and Hunt Oil Company of Louisiana, Inc. (collectively, “Hunt”), (ii) the acquisition of Dynamic Offshore Resources, LLC (“Dynamic”) by SandRidge and SandRidge's issuance of $750.0 million aggregate principal amount of 8.125% Senior Notes due 2022 to partially fund the acquisition of Dynamic and (iii) the conveyance of royalty interests in certain oil and natural gas properties to SandRidge Mississippian Trust II by SandRidge. SandRidge's pro forma financial information is filed as Exhibit 99.1 to this Current Report.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits:

99.1
Pro Forma Financial Information. Unaudited Pro Forma Condensed Statement of Operations for the three months ended March 31, 2013, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2012 and related notes showing the pro forma effects of the sale of the Permian Properties and Senior Notes Redemption and adjustments giving effect to (i) the acquisition of oil and natural gas properties from Hunt, (ii) the acquisition of Dynamic by SandRidge and SandRidge's issuance of $750.0 million aggregate principal amount of 8.125% Senior Notes due 2022 to partially fund the acquisition and (iii) the conveyance of royalty interests in certain oil and natural gas properties to SandRidge Mississippian Trust II by SandRidge.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC.
(Registrant)

Date: May 8, 2013	By: /s/ James D. Bennett
James D. Bennett
President and Chief Financial Officer

Exhibit Index

No.	Description

99.1
Pro Forma Financial Information. Unaudited Pro Forma Condensed Statement of Operations for the three months ended March 31, 2013, Unaudited Pro Forma Condensed Combined Statement of Operations for the year ended December 31, 2012 and related notes showing the pro forma effects of the sale of the Permian Properties and Senior Notes Redemption and adjustments giving effect to (i) the acquisition of oil and natural gas properties from Hunt, (ii) the acquisition of Dynamic by SandRidge and SandRidge's issuance of $750.0 million aggregate principal amount of 8.125% Senior Notes due 2022 to partially fund the acquisition and (iii) the conveyance of royalty interests in certain oil and natural gas properties to SandRidge Mississippian Trust II by SandRidge.